ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED LIABILITIES [Abstract]
ACCRUED LIABILITIES
14.	ACCRUED LIABILITIES

All figures in USD ‘000	2011	2010
Accrued Interest	184	83
Accrued Expenses	4,624	3,028
Accrued Drydock expenses Nordic Harrier	–	949
Accrued voyage expenses *)	7,834	–
Total as of December 31,	12,642	4,060

*)
As of December 31, 2011, we temporarily operated three vessels in the spot market, by the pool manager through cooperative arrangements. The accrued voyage expenses of $7.8 million represents accrued port costs, bunkers expenses and other voyage related expenses. No vessels were operated in the spot market by the pool manager through cooperative arrangements during 2010.

The increase of accrued expenses as of December 31, 2011, compared to December 31, 2010, is related to the increase in the size of our fleet by three vessels during 2011.